SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Filed pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2004

PRENTISS PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-14516	75-2661588
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3890 West Northwest Hwy, Suite 400, Dallas, Texas 75220

(Address of principal executive offices)

(214) 654-0886

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 22, 2004, we completed the acquisition of a 1.3 million net rentable square foot class “AA” office building (“Cityplace Center”) and an adjacent land parcel located in Dallas, Texas. The Cityplace Center and the adjacent land parcel were purchased from an unrelated third party for approximately $124.0 million which was funded primarily with borrowings under our revolving credit facility.

On May 12, 2004, through our subsidiary Prentiss Office Investors, L.P., we completed the acquisition of a 69,000 net rentable square foot class “A” office building (“Bluffs Office Property”) located in San Diego, California. The Bluffs Office Property was purchased from an unrelated third party for approximately $17.7 million which was funded primarily with borrowings under our revolving credit facility.

On May 25, 2004, we completed the acquisition of a 306,000 net rentable square foot class “A” three building office complex (“Great America Parkway Office Properties”) and an adjacent land parcel located in Santa Clara, California. The Great America Parkway Office Properties and the adjacent land parcel were purchased from an unrelated third party for approximately $34.8 million which was funded primarily with borrowings under our revolving credit facility. The property was 100% vacant upon acquisition. Subsequent to the acquisition, we executed a lease with a third party, unrelated to the seller, for approximately 219,000 net rentable square feet, or approximately 72% of the property.

On October 8, 2004, we completed the acquisition of a 459,000 net rentable square foot class “A” office building (“2101 Webster Office Property”) located in Oakland, California. The 2101 Webster Office Property was purchased from an unrelated third party for approximately $67.3 million which was funded primarily with borrowings under our revolving credit facility.

On October 29, 2004, through our subsidiary Prentiss Office Investors, L.P., we completed the acquisition of a 198,000 net rentable square foot class “A” two building office complex (the “Lakeside Point Properties”) located in Waukegan, Illinois. The Lakeside Point Properties were purchased from an unrelated third party for approximately $32.7 million which was funded primarily with borrowings under our revolving credit facility.

The acquisitions of (i) the Cityplace Center; (ii) the Bluffs Office Property: (iii) the Great America Parkway Office Properties; (iv) the 2101 Webster Office Property; and (v) the Lakeside Point Properties do not individually constitute acquisitions of a significant amount of assets.

Pursuant to the requirements of Rule 3-14 of Regulation S-X, this Current Report on Form 8-K/A includes a Statement of Revenues and Certain Expenses for Prentiss Properties Trust for the nine months ended September 30, 2004 (unaudited) and for the year ended December 31, 2003, as well as pro forma financial data for Prentiss Properties Trust which includes certain of the acquisitions described above completed by us since January 1, 2004. Because changes will likely occur in occupancy, rents and expenses experienced by Prentiss Properties Trust and the acquired properties the historical financial statements and pro forma financial data presented should not be considered as a projection of future results.

FORWARD LOOKING STATEMENTS

THIS FORM 8-K/A CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON PRENTISS PROPERTIES TRUST’S CURRENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED. A DETAILED DISCUSSION OF RISKS WHICH MAY IMPACT THESE FORWARD LOOKING STATEMENTS IS INCLUDED, UNDER THE CAPTION “RISK FACTORS,” IN OUR FORM 10-K, FILED ON MARCH 15, 2004. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01. Financial Statements, and Exhibits.

(A)	Financial Statements

Statements of revenues and certain expenses of Cityplace Center for the year ended December 31, 2003 and the three month period ended March 31, 2004 are presented as prescribed by Rule 3-14 of Regulation S-X.

Statements of revenues and certain expenses of the Lakeside Point Properties for the year ended December 31, 2003 and the nine month period ended September 30, 2004 are presented as prescribed by Rule 3-14 of Regulation S-X.

(B)	Pro Forma Financial Information

Prentiss Properties Trust Pro Forma Balance Sheet as of September 30, 2004 and Pro Forma Statements of Income for the year ended December 31, 2003 and nine month period ended September 30, 2004.

(C)	Exhibits

23.1        Consent of PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

INDEX TO FINANCIAL STATEMENTS

The following represents certain of the properties acquired by the Company during 2004:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Prentiss Properties Trust:

We have audited the accompanying Statement of Revenues and Certain Expenses of Cityplace Center (the “Property”) for the year ended December 31, 2003. This Statement is the responsibility of Prentiss Properties Trust’s management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a current report on Form 8-K/A of Prentiss Properties Trust) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Property for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

December 22, 2004

Dallas, Texas

Cityplace Center

Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2003 and

The Three Month Period Ended March 31, 2004

	Year Ended December 31, 2003	Three Month Period Ended March 31, 2004 (Unaudited)
Revenues:
Rental income	$41,543,421	$10,476,981
Other income	40,291	10,221

Total revenues	$41,583,712	$10,487,202

Expenses:
Maintenance and service contracts	4,245,327	1,085,269
Utilities	2,392,687	622,224
Management fees	500,004	125,001
Administrative	1,323,213	351,971
Property taxes	3,315,085	864,501
Insurance	660,000	68,715

Total expenses	12,436,316	3,117,681

Revenues in excess of certain expenses	$29,147,396	$7,369,521

The accompanying notes are an integral part of these financial statements.

Cityplace Center

Notes to the Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2003 and

The Three Month Period Ended March 31, 2004

1.	Basis of Presentation and Summary of Significant Accounting Policies

On April 22, 2004, Prentiss Properties Trust, through its majority owned operating partnership, Prentiss Properties Acquisition Partners, L.P. (the “Partnership”), acquired Cityplace Center (the “Property”), a 42-story office building containing approximately 1.2 million square feet (unaudited) located on 8.0 acres (unaudited) located on Central Expressway and Haskell Street just north of downtown Dallas, Texas. Under the terms of the purchase agreement, 7-Eleven, Inc., the previous tenant and an affiliate of the previous owner, will enter into a lease for 504,351 square-feet of space for three years from the date of closing and continue to maintain its corporate headquarters at the building. Annual rent under the new lease will be approximately $10.3 million. 7-Eleven, Inc. may elect to extend the term of its lease an additional seven years by notifying Prentiss not later than eighteen months from the closing of the sale. The acquisition price for the building was $124.0 million with an obligation by the Partnership to fund an additional $14.5 million if 7-Eleven, Inc. exercises its extension option. The Statements of Revenues and Certain Expenses present the operations of the Property for the year ended December 31, 2003 and three month period ended March 31, 2004.

The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K/A of Prentiss Properties Trust. The statements are not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2003 and three month period ended March 31, 2004 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property have been excluded. The Partnership is not aware of any material factors related to the Property not otherwise disclosed that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition

The tenant lease is accounted for as an operating lease and accordingly, rental income is recognized on a straight-line basis over the term of the lease. Other income consists of recoveries of certain operating expenses, parking and other income. Additional rents from recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

Cityplace Center

Notes to the Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2003 and

The Three Month Period Ended March 31, 2004

2.	Leases

7-Eleven, Inc. leases 100% of the Property’s net rentable feet from the owner under a master lease agreement that commenced December 21, 1991 and expires December 31, 2009. Accordingly, during the year ended December 31, 2003 and the three month period ended March 31, 2004, 100% of the Property’s rental revenue was from 7-Eleven, Inc.

The minimum future rentals of the tenant lease based on the noncancelable operating lease held as of December 31, 2003 are as follows:

2004	$36,313,900
2005	39,842,035
2006	39,842,035
2007	39,842,035
2008	39,842,035
Thereafter	39,842,035

Total	$235,524,075

As discussed in Note 1, concurrent with the Partnership’s acquisition of the Property, 7-Eleven, Inc. entered into a three year lease for 504,351 square feet of space (approximately 42% of total square feet) for approximate annual rent of $10.3 million. Under the previous master lease agreement, 7-Eleven, Inc. sublet approximately 42% of the Property’s total square feet to unrelated tenants as of April 22, 2004. Concurrent with the acquisition of the Property, the Partnership assumed the subleases from 7-Eleven, Inc.

3.	Related Parties

7-Eleven, Inc. leases the Property from Cityplace Center East Corporation, an affiliate of 7-Eleven, Inc.

The management agreement provides for the payment of management fees to Cityplace Management Corporation, an affiliate of 7-Eleven, Inc. During the year ended December 31, 2003 and the three month period ended March 31, 2004, management fees for the Property were $500,004 and $125,001, respectively.

4.	Statement of Revenues and Certain Expenses for the Three Month Period Ended March 31, 2004.

The statement of revenues and certain expenses for the three month period ended March 31, 2004 is unaudited. In the opinion of management of the Partnership, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year for the operation of the Property.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Prentiss Properties Trust:

We have audited the accompanying Statement of Revenues and Certain Expenses of Lakeside Point Properties (the “Properties”) for the year ended December 31, 2003. This Statement is the responsibility of Prentiss Properties Trust’s management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a current report on Form 8-K/A of Prentiss Properties Trust) as described in Note 1 and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Properties for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

December 22, 2004

Dallas, Texas

Lakeside Point Properties

Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2003 and

The Nine Month Period Ended September 30, 2004

	Year Ended December 31, 2003	Nine Month Period Ended September 30, 2004 (Unaudited)
Revenues:
Rental income	$2,619,920	$2,147,601
Reimbursement and other income	1,691,112	1,416,122

Total revenues	$4,311,032	$3,563,723

Expenses:
Maintenance and service contracts	620,987	507,482
Utilities	324,793	254,895
Management fees	139,535	118,286
Administrative	144,936	114,646
Property taxes	574,990	413,603
Insurance	21,380	13,979

Total expenses	1,826,621	1,422,891

Revenues in excess of certain expenses	$2,484,411	$2,140,832

The accompanying notes are an integral part of these financial statements.

Lakeside Point Properties

Notes to the Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2003 and

The Nine Month Period Ended September 30, 2004

1.	Basis of Presentation and Summary of Significant Accounting Policies

On October 29, 2004, Prentiss Properties Trust, through Prentiss Office Investors, L.P., a subsidiary which is 51% owned by its majority owned operating partnership, Prentiss Properties Acquisition Partners, L.P. (the “Partnership”), acquired the Lakeside Point Properties (the “Properties”), consisting of two, three-story office buildings totaling approximately 198,000 square feet (unaudited) located on approximately 12.0 acres (unaudited) located in the Amhurst Lake Business Park approximately 45 miles north of downtown Chicago, Illinois. The acquisition price for the buildings was $32.7 million. The Statements of Revenues and Certain Expenses present the operations of the Properties for the year ended December 31, 2003 and the nine month period ended September 30, 2004.

The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K/A of Prentiss Properties Trust. The statements are not intended to be a complete presentation of the revenues and expenses of the Properties for the year ended December 31, 2003 and the nine month period ended September 30, 2004 as insignificant lease termination fee income and certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Properties have been excluded. The Partnership is not aware of any material factors related to the Property not otherwise disclosed that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition

The tenant leases are accounted for as operating leases and accordingly, rental income is recognized on a straight-line basis over the term of the lease. Other income consists of recoveries of certain operating expenses, parking and other income. Additional rents from recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

Lakeside Point Properties

Notes to the Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2003 and

The Nine Month Period Ended September 30, 2004

2.	Leases

The minimum future rentals of the tenant lease based on the noncancelable operating lease held as of December 31, 2003 are as follows:

2004	$2,973,576
2005	2,779,691
2006	2,805,813
2007	2,889,360
2008	1,984,048

Total	$13,432,488

3.	Major Tenants

Abbott Laboratories leases approximately 178,067 square feet, or 90% of the Properties’ net rentable feet, pursuant to leases with the owner that commenced on various dates between July 1991 and August of 1999 which leases expire on August 30, 2008. In March 2004, pursuant to a sublease agreement which expires February 27, 2005, Abbott Laboratories leased the remaining 19,909 net rentable square feet of the building.

4.	Statement of Revenues and Certain Expenses for the Nine Month Period Ended September 30, 2004.

The statement of revenues and certain expenses for the nine month period ended September 30, 2004 is unaudited. In the opinion of management of the Partnership, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year for the operation of the Properties.

PRENTISS PROPERTIES TRUST

PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2004

(unaudited)

(dollars in thousands)

The following unaudited pro forma consolidated balance sheet is presented as if the acquisitions that occurred subsequent to September 30, 2004 which included the acquisitions of (i) the 2101 Webster Office Property and (ii) the Lakeside Point Properties had been consummated on September 30, 2004. This pro forma consolidated balance sheet should be read in conjunction with our historical consolidated financial statements and notes thereto for the year ended December 31, 2003 included in our Form 10-K, filed on March 15, 2004, our historical consolidated financial statements and notes thereto for the nine months ended September 30, 2004 included in our Form 10-Q, filed on November 5, 2004, and the pro forma consolidated statements of income of the Company for the year ended December 31, 2003 and nine month period ended September 30, 2004 included elsewhere in this Form 8-K/A.

The pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been had the Company completed the transactions described above on September 30, 2004, nor does it purport to represent the future financial position of the Company.

	(Unaudited) Prentiss Properties Trust September 30, 2004	(Unaudited) Pro Forma Adjustments 2101 Webster & Lakeside Point Properties		(Unaudited) Prentiss Properties Trust ProForma September 30, 2004
ASSETS
Operating real estate:
Land	$336,245	$7,366	(A)	$343,611
Buildings and improvements	1,731,346	69,205	(A)	1,800,551
Less: accumulated depreciation	(224,748)	—		(224,748)

	1,842,843	76,571		1,919,414
Construction in progress	18,085	—		18,085
Land held for development	58,871	—		58,871
Deferred charges and other assets, net	236,392	23,422	(A)	259,814
Notes receivable	5,440	—		5,440
Accounts receivable, net	54,841	—		54,841
Cash and cash equivalents	6,956	—		6,956
Escrowed cash	9,579	—		9,579
Investments in securities and insurance contracts	2,928	—		2,928
Investments in unconsolidated joint ventures	12,906	—		12,906
Interest rate hedges	2,107	—		2,107

Total assets	$2,250,948	$99,993		$2,350,941

LIABILITIES AND SHAREHOLDERS’ EQUITY

Mortgages and notes payable	$1,115,534	$83,980	(B)	$1,199,514
Interest rate hedges	6,775	—		6,775
Accounts payable and other liabilities	93,255	—		93,255
Mandatorily redeemable preferred units	—	—		—
Distributions payable	28,072	—		28,072

Total liabilities	1,243,636	83,980		1,327,616

Minority interest in operating partnership	26,790	—		26,790

Minority interest in real estate partnerships	30,858	16,013	(C)	46,871

Commitments and contingencies

Preferred shares	100,000	—		100,000
Common shares	481	—		481
Additional paid-in capital	1,017,744	—		1,017,744
Common shares in treasury	(82,505)	—		(82,505)
Unearned compensation	(3,827)	—		(3,827)
Accumulated other comprehensive income	(4,061)	—		(4,061)
Distributions in excess of earnings	(78,168)	—		(78,168)

Total shareholders’ equity	949,664	—		949,664

Total liabilities and shareholders’ equity	$2,250,948	$99,993		$2,350,941

The accompanying notes are an integral part of this financial statement.

PRENTISS PROPERTIES TRUST

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2003

(unaudited)

(dollars in thousands, except share and per share data)

The following unaudited pro forma consolidated statement of income is presented as if the acquisition of all of the properties acquired between January 1, 2004 and the filing date of this form 8-K/A (the “Acquired Properties”) had occurred on January 1, 2003.

This pro forma consolidated statement of income should be read in conjunction with our historical consolidated financial statements and notes thereto for the year ended December 31, 2003 included in our Form 10-K, filed on March 15, 2004 and the pro forma consolidated balance sheet at September 30, 2004 and the pro forma consolidated statement of income of the Company for the nine month period ended September 30, 2004 included elsewhere in this Form 8-K/A.

The pro forma consolidated statement of income is not necessarily indicative of what actual results would have been had the previously described transactions actually occurred as of January 1, 2003 nor does it purport to represent the operations of the Company for future periods.

	(Unaudited) Prentiss Properties Trust Year Ended Dec 31, 2003 (A)	(Unaudited) Acquired Properties (B)	(Unaudited) Pro Forma Adjustments		(Unaudited) Prentiss Properties Trust ProForma Year Ended Dec 31, 2003
Revenues:
Rental income	$339,541	$58,516	$(20,899 3,499 2,104	)(C) (D) (E)	$382,761
Service business and other income	16,816	42	—		16,858

	356,357	58,558	(15,296)		399,619

Operating expenses:
Property operating and maintenance	88,305	15,326	(1,122	)(F)	102,509
Real estate taxes	34,276	5,345	—		39,621
General and administrative and personnel costs	10,988	—	—		10,988
Expenses of service business	10,513	—	—		10,513
Depreciation and amortization	78,193	—	14,077	(G)	92,270

	222,275	20,671	12,955		255,901

Other expenses:
Interest expense	69,814	—	7,240	(H)	77,054
Amortization of deferred financing costs	2,284	—	—		2,284

	72,098	—	7,240		79,338

Income from continuing operations before minority interests equity in income of unconsolidated joint ventures and gain on sale of properties including land	61,984	37,887	(35,491)		64,380
Minority interests	(10,437)	—	(191	)(I)	(10,628)
Equity in income of unconsolidated joint ventures	2,555	—	—		2,555
Loss on investment in securities	—	—	—		—
Gain on sale of properties including land	9,435	—	—		9,435

Income from continuing operations	63,537	37,887	(35,682)		65,742
Preferred Dividends	(8,452)	—	—		(8,452)

Income applicable to common shareholders from continuing operations	$55,085	$37,887	$(35,682)		$57,290

Basic earnings per common share:
Income from continuing operations applicable to common shareholders	$1.37				$1.43
Weighted average number of common shares outstanding – basic	40,068				40,068

Diluted earnings per common share:
Income from continuing operations applicable to common shareholders	$1.37				$1.42
Weighted average number of common shares and common share equivalents outstanding – diluted	40,270				40,270

The accompanying notes are an integral part of this financial statement.

PRENTISS PROPERTIES TRUST

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Nine Months Ended September 30, 2004

(unaudited)

(dollars in thousands, except share and per share data)

The following unaudited pro forma consolidated statement of income is presented as if the acquisition of all properties acquired between January 1, 2004 and the filing date of this Form 8-K/A (collectively, the “Acquired Properties”) had occurred on January 1, 2004.

This pro forma consolidated statement of income should be read in conjunction with our historical consolidated financial statements and notes thereto as filed in our Form 10-Q for the quarter ended September 30, 2004 and the pro forma consolidated balance sheet at September 30, 2004 and the pro forma consolidated statement of income of the Company for the year ended December 31, 2003 included elsewhere in this Form 8-K/A.

The pro forma consolidated statement of income is not necessarily indicative of what actual results would have been had the previously described transactions actually occurred as of January 1, 2004 nor does it purport to represent the operations of the Company for future periods.

	(Unaudited) Prentiss Properties Trust Nine Months Ended Sept. 30, 2004 (A)	(Unaudited) Acquired Properties (B)	(Unaudited) Pro Forma Adjustments		(Unaudited) Prentiss Properties Trust ProForma Nine Months Ended Sept. 30, 2004
Revenues:
Rental income	$265,123	$24,635	$(6,437 1,627 587	)(C) (D) (E)	$285,535
Service business and other income	9,632	17	—		9,649

	274,755	24,652	(4,223)		295,184

Operating expenses:
Property operating and maintenance	66,675	7,773	(657	)(F)	73,791
Real estate taxes	29,219	2,377	—		31,596
General and administrative and personnel costs	8,793	—	—		8,793
Expenses of service business	6,785	—	—		6,785
Depreciation and amortization	68,266	—	7,013	(G)	75,279

	179,738	10,150	6,356		196,244

Other expenses:
Interest expense	50,604	—	3,410	(H)	54,014
Amortization of deferred financing costs	1,784	—	—		1,784

	52,388	—	3,410		55,798

Income from continuing operations before minority interests equity in income of unconsolidated joint ventures, and gain on sale of properties including land	42,629	14,502	(13,989)		43,142
Minority interests	(2,504)	—	(251	)(I)	(2,755)
Equity in income of unconsolidated joint ventures	1,790	—	—		1,790
Loss on investment in securities	(420)	—	—		(420)
Gain on sale of properties including land	1,222	—	—		1,222

Income from continuing operations	42,717	14,502	(14,240)		42,979
Preferred Dividends	(7,939)	—	—		(7,939)

Income applicable to common shareholders from continuing operations	$34,778	$14,502	$(14,240)		$35,040

Basic earnings per common share:
Income from continuing operations applicable to common shareholders	$0.79				$0.79
Weighted average number of common shares outstanding – basic	44,170				44,170

Diluted earnings per common share:
Income from continuing operations applicable to common shareholders	$0.78				$0.79
Weighted average number of common shares and common share equivalents outstanding – diluted	44,358				44,358

The accompanying notes are an integral part of this financial statement.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

BASIS OF PRESENTATION

Prentiss Properties Trust is a real estate company organized as a Maryland Real Estate Investment Trust. The Company acquires, owns, manages, leases, develops, and builds primarily office properties throughout the United States.

The unaudited pro forma consolidated balance sheet is presented as if the acquisitions that occurred subsequent to September 30, 2004 which included the acquisitions of (i) the 2101 Webster Office Property and (ii) the Lakeside Point Properties had been consummated on September 30, 2004.

The unaudited pro forma consolidated statement of income for the year ended December 31, 2003 is presented as if the acquisition of all of the properties acquired between January 1, 2004 and the filing date of this form 8-K/A, had occurred on January 1, 2003.

The unaudited pro forma consolidated statement of income for the nine months ended September 30, 2004 is presented as if the acquisition of all properties acquired between January 1, 2004 and the filing date of this Form 8-K/A, had occurred on January 1, 2004.

1.	ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET

(A)	Reflects the acquisition of the 2101 Webster Office Property and the Lakeside Point Properties by the Company for $67.3 million and $32.7 million, respectively, subsequent to September 30, 2004. The Company allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

	Allocation			Estimated Useful Lives
Description	2101 Webster Office Property	Lakeside Point Properties	Total
Land	$2,576	$4,790	$7,366	—
Building	47,922	21,283	69,205	40 years
Above market leases, net	2,080	156	2,236	4 –7 years
Tenant improvements, leasing commissions & legal fees	6,118	3,634	9,752	4 –7 years
In-place leases/ customer relationships	8,617	2,817	11,434	4 –7 years

	$67,313	$32,680	$99,993

The Company allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” For further explanation of how we allocate purchase price, refer to the accounting policy disclosures included in our consolidated financial statements and notes thereto for the year ended December 31, 2003 included in our Form 10-K, filed on March 15, 2004.

(B)	Reflects the borrowings incurred to fund the acquisition of the properties acquired subsequent to September 30, 2004.
(C)	Reflects the contribution received from the minority interest holder for their 49% interest in the acquisition of the Lakeside Point Properties.

2.	ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2003

(A)	Reflects the historical operations of the Company for the year ended December 31, 2003.
(B)	Reflects the combined historical revenues and certain expenses of the Acquired Properties for the year ended December 31, 2003, as follows.

	Cityplace Center	(Unaudited) Bluffs Office Property	(Unaudited) Great America Parkway	(Unaudited) 2101 Webster Office Property	Lakeside Point Properties	Total
Revenues:
Rental income	$41,544	$822	$—	$11,841	$4,309	$58,516
Service business and other income	40	—	—	—	2	42

	41,584	822	—	11,841	4,311	58,558
Operating expenses:
Property operating and maintenance	9,122	434	440	4,078	1,252	15,326
Real estate taxes	3,315	147	380	928	575	5,345
General and administrative and personnel costs	—	—	—	—	—	—
Expense of service business	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—

	12,437	581	820	5,006	1,827	20,671

Revenues in excess of certain expenses	$29,147	$241	$(820)	$6,835	$2,484	$37,887

(C)	Reflects adjustments to revenue resulting from the new lease executed with 7-Eleven, Inc. upon acquisition of Cityplace Center. As discussed in Note 2 to the Cityplace Center statements of revenues and certain expenses, Cityplace Center was 100% leased by 7-Eleven, Inc. under a master lease agreement with the previous owner. 7-Eleven, Inc. sublet approximately 42% of the building’s net rentable feet. Concurrent with the acquisition of Cityplace, 7-Eleven, Inc. executed a three year lease for annual rental revenues of approximately $10.3 million and the Company assumed the subleases. The historical revenues of Cityplace Center reflect 100% occupancy under the master lease agreement. The proforma adjustment reduces revenue by $20.9 million. The reduction is primarily related to a lower rental rate achieved on the new lease compared to the master lease agreement which equates to a decrease of approximately $7.0 million, lower rental rates achieved on the sublease space compared to the master lease agreement resulting in a decrease of $7.3 million and a decrease due to the occupancy decline from 100% to approximately 84% which equated to $6.5 million.
(D)	The Great America Parkway Property was 100% vacant at the date of acquisition. This adjustment reflects the completion of a 10 ½ year lease for approximately 219,000 sf or 72% of the property. The lease was being negotiated concurrent with the acquisition.
(E)	Reflects the adjustment necessary to record rental income for in-place leases on a straight-line basis beginning January 1, 2003 and the amortization of the above and below market lease values from the Acquired Properties over the remaining noncancelable term of the leases ranging from 1 to 11 years.
(F)	Reflects adjustments to exclude historical property management fees as the Acquired Properties will be managed by an affiliate of the Company.
(G)	Reflects adjustments to reflect depreciation and amortization related to the Acquired Properties. Purchase price allocated to buildings and improvements is amortized over their estimated useful lives of 40 years. Purchase price allocated to other real estate assets is amortized over the estimated useful lives ranging from 1 to 11 years.
(H)	Reflects the additional interest costs for the year ended December 31, 2003 that would have been incurred by the Company had the properties been acquired on January 1, 2003.
(I)	Reflects the 49% minority interest in pro forma net income of the Bluffs Office Property and Lakeside Point Properties.

3.	ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

(A)	Reflects the historical operations of the Company for the nine month period ended September 30, 2004.
(B)	Reflects the combined historical revenues and certain expenses of the Acquired Properties for the nine month period ended September 30, 2004 and portion thereof prior to our acquisition as follows.

	(Unaudited) Cityplace Center	(Unaudited) Bluffs Office Property	(Unaudited) Great America Parkway	(Unaudited) 2101 Webster Office Property	(Unaudited) Lakeside Point Properties	Total
Revenues:
Rental income	$12,895	$446	$—	$7,735	$3,559	$24,635
Service business and other income	12	—	—	—	5	17

	12,907	446	—	7,735	3,564	24,652

Operating expenses:
Property operating and maintenance	2,873	205	106	3,579	1,010	7,773
Real estate taxes	1,096	69	128	671	413	2,377
General and administrative and personnel costs	—	—	—	—	—	—
Expense of service business	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—

	3,969	274	234	4,250	1,423	10,150

Revenues in excess of certain expenses	$8,938	$172	$(234)	$3,485	$2,141	$14,502

(C)	Reflects adjustments to revenue resulting from the new lease executed with 7-Eleven, Inc. upon acquisition of Cityplace Center. As discussed in Note 2 to the Cityplace Center statement of revenues and certain expenses, Cityplace Center was 100% leased by 7-Eleven, Inc. under a master lease agreement with the previous owner. 7-Eleven, Inc. sublet approximately 42% of the building’s net rentable feet. Concurrent with the acquisition of Cityplace, 7-Eleven, Inc. executed a three year lease for annual rental revenues of approximately $10.3 million and the Company assumed the subleases. The historical revenues of Cityplace Center reflect 100% occupancy under the master lease agreement.
(D)	The Great America Parkway Property was 100% vacant at the date of acquisition. This adjustment reflects the completion of a 10 1/2 year lease for approximately 219,000 sf or 72% of the property. The lease was being negotiated concurrent with the acquisition.
(E)	Reflects the adjustment necessary to record rental income for in-place leases on a straight-line basis beginning January 1, 2004 and amortization of the above and below market lease values from the Acquired Properties over the remaining noncancelable term of the leases ranging from 1 to 11 years.
(F)	Reflects adjustments to exclude historical property management fees (through the dates of acquisition) as the Acquired Properties will be managed by an affiliate of the Company.
(G)	Reflects adjustments to reflect depreciation and amortization related to the Acquired Properties. Purchase price allocated to buildings and improvements is amortized over their estimated useful lives of 40 years. Purchase price allocated to other real estate assets is amortized over the estimated useful lives ranging from 1 to 11 years.
(H)	Reflects the additional interest costs for the nine month period ended September 30, 2004 that would have been incurred by the Company had the properties been acquired on January 1, 2004.
(I)	Reflects the 49% minority interest in pro forma net income of the Bluffs Office Property and Lakeside Point Properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRENTISS PROPERTIES TRUST

Date: December 23, 2004	/s/ Scott W. Fordham
Scott W. Fordham
Vice President and Chief Accounting Officer